Exhibit 10.41

CONFIDENTIAL TREATMENT REQUESTED

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT AND FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

FIRST AMENDMENT TO THE LICENSE AGREEMENT

UC Control No. 2011-04-0059

This first amendment (the “First Amendment”), dated January 9, 2011 (the “Effective Date”), is made by and between THE REGENTS OF THE UNIVERSITY OF CALIFORNIA (“The Regents”), a California corporation having its statewide administrative offices at 1111 Franklin Street, 12th Floor, Oakland, California 94607-5200, acting through the offices of The University of California, Los Angeles located at 11000 Kinross Avenue, Suite #200, Los Angeles, CA 90095-1406 and NEUROSIGMA, INC. (“Licensee”) having a principal place of business at 10960 Wilshire Boulevard, Suite 1230, Los Angeles, CA, 90024 and amends the license agreement with Licensee, dated July 26, 2010 with UC Agreement Control Number 2011-04-0059 (the “License Agreement”), in accordance with the terms and conditions of this First Amendment.

RECITALS

WHEREAS, the parties desire to add UCLA Case Nos. 2011-325 (“*****”) and 2011-326 (“*****”) to the License Agreement;

NOW THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants, and agreements hereinafter set forth, all parties to this First Amendment mutually agree to amend the License Agreement as follows:

1.	Amend the RECITALS of the License Agreement by adding the following inventions to the list of inventions found in the first WHEREAS clause:

“6)	“*****” (UCLA Case No. 2011-325);

7)	“*****” (UCLA Case No. 2011-326)”

2.	Amend the RECITALS of the License Agreement by adding the following “WHEREAS” clause after the third WHEREAS clause:

“WHEREAS, Licensee and The Regents executed a Letter of Intent (UC Control No. *****) with an effective date *****;”

3.	Add the following patent rights to APPENDIX A (REGENTS’ PATENT RIGHTS) of the License Agreement:

“6)	UCLA CASE NO. 2011-325: “*****”

Provisional Patent Application No. 61/418,382 ***** (UCLA Case No. 2011-325-1) *****.

FIN XE 1st AMNT (Neurosigma – 2011-04-0059) 01 11 10

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

“7)	UCLA CASE NO. 2011-326: “*****”

Provisional Patent Application No. TO BE DETERMINED (“TBD”) ***** (UCLA Case No. 2011-326-l) *****”

All other terms and conditions of the License Agreement remain the same.

This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Facsimile, Portable Document Format (PDF) or photocopied signatures of the Parties will have the same legal validity as original signatures.

IN WITNESS WHEREOF, the parties have executed this First Amendment by their duly authorized representatives for good and valuable consideration.

NEUROSIGMA, INC.		THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

By:	/s/ Leon Ekchian	By:	/s/ Emily Loughran
Name:	Leon Ekchian	Name:	Emily Loughran
Title:	President & CEO	Title:	Director of Licensing
Date:	January 19, 2011	Date:	January 21, 2011

FIN XE 1st AMNT (Neurosigma – 2011-04-0059) 01 11 10

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

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